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                                                                EXHIBIT 23.2


                  [LEVINE, HUGHES & MITHUEN, INC. LETTERHEAD]


                   CONSENT OF LEVINE, HUGHES & MITHUEN, INC.

CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement of Sport-Haley, Inc. on Form S-8 of our report dated August 12, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-KSB of Sport-Haley, Inc. for the year ended June 30, 1996.



                                /s/ LEVINE, HUGHES & MITHUEN, INC.

Englewood, Colorado
April 29, 1997